Exhibit 99.1

News from Xerox Holdings Corporation

Xerox Completes the Acquisition of Lexmark, Uniting Two Industry Leaders

NORWALK, Conn., July 1, 2025 – Xerox Holdings Corporation (NASDAQ: XRX) today completed its acquisition of Lexmark International, Inc. from Ninestar Corporation, PAG Asia Capital, and Shanghai Shouda Investment Centre. The transaction, valued at $1.5 billion inclusive of assumed liabilities, marks a significant milestone in the company’s strategic transformation and reinforces its commitment to delivering innovative workplace solutions in an evolving hybrid environment.

“We’ve long admired Lexmark’s strong print and managed print services reputation, robust client and partner base, and global presence. Over the years, we’ve built a collaborative partnership, and today, we take our business to the next level,” said Steve Bandrowczak, chief executive officer at Xerox. “Together, we will drive greater success for our clients and partners through a broader portfolio of Print and Managed Print solutions, furthering our Reinvention and solidifying our path toward long-term profitable growth.”

“Today is a pivotal moment for Xerox and Lexmark as these two great companies combine to shape the future of the printing industry,” said Allen Waugerman, who is stepping down as Lexmark president and chief executive officer with this close. “Leading Lexmark has been an incredible opportunity, and I look forward to the accomplishments that lie ahead.”

Steve Bandrowczak will remain CEO of Xerox with an executive team comprised of Xerox and Lexmark leaders. The unified leadership team is structured to accelerate innovation and scale, leveraging the deep bench of talent from both companies.

The combined organization will serve over 200,000 clients in over 170 countries and operate 125 manufacturing and distribution facilities in 16 countries.

“With the acquisition of Lexmark, Xerox now stands among the top five in every major print segment and is the market leader in managed print services. This strategic combination strengthens our core business by adding exposure to growing parts of the Print market, manufacturing capacity and expanding our distribution reach,” said Bandrowczak. “The transaction accelerates our Reinvention by improving our mix of revenue from growing markets and further enabling long-term growth in operating profit through structural simplification. By uniting two complementary portfolios and deepening our capabilities, we’re better equipped than ever to deliver innovative, end-to-end solutions that drive success for our clients across every geography and industry.”

Transaction Detail

The $1.5 billion acquisition was financed through a combination of cash on hand and debt financing. The company continues to expect the transaction to be accretive to 2025 adjusted earnings per share and free cash flow and result in a lower level of pro forma gross debt leverage. Further, the company expects $238 million of transaction-related synergies to contribute over $1/share of additional adjusted EPS accretion by the end of the second year following the transaction close.

News from Xerox Holdings Corporation

Advisors

Jefferies LLC is serving as the financial advisor to Xerox and Citi is also providing financial advice. Ropes & Gray LLP and Willkie Farr & Gallagher LLP are serving as legal advisors to Xerox. Morgan Stanley & Co. LLC is serving as financial advisor to Lexmark and Strait Capital Management is serving as financial advisor to Ninestar Corporation. Dechert LLP is serving as legal advisor to Lexmark, as well as Ninestar Corporation, PAG Asia Capital and Shanghai Shouda Investment Centre and King & Wood Mallesons is serving as PRC counsel to Ninestar Corporation.

Forward-Looking Statement

This press release and other written or oral statements made from time to time by management contain “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve certain risks and uncertainties. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “would”, “could”, “can”, “should”, “targeting”, “projecting”, “driving”, “future”, “plan”, “predict”, “may” and similar expressions are intended to identify forward-looking statements. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements. These statements reflect management’s current beliefs and assumptions and are subject to a number of other factors that may cause actual results to differ materially.

Such factors include but are not limited to: applicable market conditions; global macroeconomic conditions, including inflation, slower growth or recession, delays or disruptions in the global supply chain, higher interest rates, and wars and other conflicts, including the current conflict between Russia and Ukraine; our ability to succeed in a competitive environment, including by developing new products and service offerings and preserving our existing products and market share as well as repositioning our business in the face of customer preference, technological, and other change, such as evolving return-to-office and hybrid working trends; failure of our customers, vendors, and logistics partners to perform their contractual obligations to us; our ability to attract, train, and retain key personnel; execution risks around our Reinvention; the risk of breaches of our security systems due to cyber, malware, or other intentional attacks that could expose us to liability, litigation, regulatory action or damage our reputation; our ability to obtain adequate pricing for our products and services and to maintain and improve our cost structure; changes in economic and political conditions, licensing requirements, and tax laws in the United States and in the foreign countries in which we do business; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; interest rates, cost of capital, and access to credit markets; risks related to our indebtedness; the imposition of new or incremental trade protection measures such as tariffs and import or export restrictions; funding requirements

News from Xerox Holdings Corporation

associated with our employee pension and retiree health benefit plans; changes in foreign currency exchange rates; the risk that we may be subject to new or heightened regulatory or operation risks as a result of our, or third parties,’ use or anticipated use of artificial intelligence technologies; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; laws, regulations, international agreements and other initiatives to limit greenhouse gas emissions or relating to climate change, as well as the physical effects of climate change; our ability to successfully finance and close the acquisition of Lexmark, integrate the business, and realize the anticipated benefits thereof, including expected synergies; and other factors that are set forth from time to time in the Company’s Securities and Exchange Commission filings, including the combined Annual Report on Form 10-K of Xerox Holdings and Xerox Corporation.

These forward-looking statements speak only as of the date hereof or of the date to which they refer, and the Company assumes no obligation to update or revise any forward-looking statements as a result of new information or future events or developments, except as required by law.

About Xerox Holdings Corporation (NASDAQ: XRX)

Xerox has been redefining the workplace experience for over a century. As a services-led, software-enabled company, we power today’s hybrid workplace through advanced print, digital, and AI-driven technologies. In 2025 Xerox acquired Lexmark—expanding our global footprint, strengthening service capabilities, and equipping us to deliver an even broader portfolio of workplace technologies to our clients. Today, we continue our legacy of innovation to deliver client-centric, digitally driven solutions that meet the needs of a global, distributed workforce. Whether in offices, classrooms, or hospitals, we help our clients thrive in a constantly evolving business landscape.

Media Contact:

Justin Capella, Xerox, +1-203-258-6535, Justin.Capella@xerox.com

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